Exhibit 99.5
Holders of Record, holding 5% or more of the outstanding balance for Bear Stearns Asset Backed
Securities I Trust 2004-HE7, Asset-Backed Certificates, Series 2004-HE7 as reflected in the security position listing as of December 31, 2004 provided by DTC.

Class
Name and Address of Holder
Amount Held
% Class
I-A-1
Mizuho Bank
2,000,000
5%
666 Fifth Avenue
New York, NY 10103

SSB&T Co
27,684,000
74%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

Northern Trust
3,100,000
8%
801 S. Canal C-IN
Chicago, IL 60607

I-A-2
DRSDNR/AKV
47,737,000
100%
75 Wall Street, Thirty-Second Floor
New York, NY 10005

I-A-3
DRESDNER
59,000,000
28%
C/O ADP Proxy Services
51 Mercedes Way
Edgewood, NY 11717

Merrill Lynch
148,000,000
72%
101 Hudson St., Ninth Floor
Jersey City, NJ 07302

II-A
FHL/RETAIN
500,129,250
100%
155 Parkrun Drive
Mail Stop 5DN
McLean, VA 22102

Bank of New York/Fifth Third Bank
19,000,000
33%
One Wall Street
New York, NY 10286

ML SFKPG
24,733,000
44%
4 Corporate Place
Piscataway, NJ 08854

CGM/ Sal Br
5,000,000
8%
333 W 34 th Street, Third Floor
New York, NY 10001

JP Morgan Chase Bank NA
7,500,000
13%
14201 Dallas Parkway
Dallas, TX 75254

Bank of New York/Fifth Third Bank
20,000,000
43%
One Wall Street
New York, NY 10286

LaSalle Bank NA
14,453,000
31%
135 S. LaSalle Street
Chicago, IL 60603

CGM/ Sal Br
5,000,000
10%
333 W 34 th Street, Third Floor
New York, NY 10001

JP Morgan Chase Bank NA
7,000,000
15%
14201 Dallas Parkway
Dallas, TX 75254

JP Morgan Chase Bank NA
3,000,000
23%
14201 Dallas Parkway
Dallas, TX 75254

LaSalle Bank NA
2,213,000
17%
135 S. LaSalle Street
Chicago, IL 60603

SSB&T Co
7,500,000
59%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

Bear Stearns
3,736,000
31%
One Metrotech Center North, Fourth Floor
Brooklyn, NY 11201-3862

Wells Fargo Bank NA
4,000,000
34%
733 Marquette Avenue
Minneapolis, MN 55479

CGM/ Sal Br
3,000,000
25%
333 W 34 th Street, Third Floor
New York, NY 10001

JP Morgan Chase/GW Cap
1,000,000
8%
4 New York Plaza, Twenty-First Floor
New York, NY 10004

CGM/ Sal Br
2,000,000
20%
333 W 34 th Street, Third Floor
New York, NY 10001

Wells Fargo Bank NA
2,250,000
23%
733 Marquette Avenue
Minneapolis, MN 55479

JP Morgan Chase Bank
2,500,000
25%
14204 Dallas Parkway
Dallas, TX 75254

UBSSEC/CMO
3,030,000
31%
299 Park Avenue
New York, NY 10171

CGM/ Sal Br
1,000,000
12%
333 W 34 th Street, Third Floor
New York, NY 10001

Mellon Trust
1,966,750
23%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259
JP Morgan Chase/GW Cap
3,845,250
46%
4 New York Plaza, Twenty-First Floor
New York, NY 10004

JP Morgan Chase Bank NA
1,500,000
18%
14201 Dallas Parkway
Dallas, TX 75254